SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 May 18, 1998 (Date of earliest event reported) Commission file number: 0-28152

                         Affinity Technology Group, Inc.
             (Exact name of registrant as specified in its charter)

                               Delaware 57-0991269
                (State or other jurisdiction of (I.R.S. Employer
               incorporation or organization) Identification No.)

                         Affinity Technology Group, Inc.
                          1201 Main Street, Suite 2080
                             Columbia, SC 29201-3201
                    (Address of principal executive offices)
                                   (Zip code)

                                 (803) 758-2511
              (Registrant's telephone number, including area code)






Item 5. Other Events

         On May 18, 1998, Affinity Technology Group, Inc. issued a press release announcing the appointment of Murray Smith as the Company's President and Chief Executive Officer. The May 18, 1998 press release is attached as Exhibit 28 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              28  Press release dated May 18, 1998


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              Affinity Technology Group, Inc.

                                              By: /s/ Joseph A. Boyle
                                                  Joseph A. Boyle
                                                  Senior Vice President, Chief
                                                  Financial Officer, Secretary
                                                  and Treasurer

Date:  May 18, 1998


Exhibit 28.

FOR IMMEDIATE RELEASE


Contact:          Mary Ann Dunnell
                  212/484-7797


          AFFINITY TECHNOLOGY GROUP NAMES MURRAY SMITH CHIEF EXECUTIVE
                             OFFICER AND PRESIDENT


  Smith Says Company Will Sharpen Its Strategic Focus and Customer Orientation

COLUMBIA,  SOUTH  CAROLINA - May 18, 1998 - Affinity  Technology  Group (NASDAQ:
AFFI) said today that its Board of Directors has named Murray Smith as the company's Chief Executive Officer and President. Mr. Smith, 54, succeeds Jeff Norris, the founder of Affinity, who will remain a member of the Board of Directors.

"We are absolutely committed to improving Affinity's business performance and capitalizing on opportunities in our core financial services markets," said Alan Fishman, Chairman of Affinity's Board of Directors. "We believe Murray Smith's experience in technology and financial services is ideally suited to Affinity, and he will be in charge of all aspects of the company's sales and operations."

Mr. Smith is experienced in the loan decisioning process and the computer systems that automate loans and other financial products. Adaptive Decision Systems, the firm he established in 1987, develops custom systems for credit scoring, behavior scoring, target marketing, and fraud detection.

Affinity's technology enables financial institutions to link their branches, call centers, indirect agents and Internet customers electronically to their credit departments, providing fully-automated lending - and, if necessary, connectivity to a loan officer through every channel. Its major products include the Automated Loan Machine, which enables customers to receive loans in just minutes.

"Affinity can play an important role in a major change in financial services that is being driven by technology," said Mr. Smith. "The company has the right products at the right time, but we need to move quickly and decisively to turn that promise into operating results. We will sharpen our focus on a few key opportunities, build productive relationships with our customers, and run a tight ship on the expense side," Mr. Smith added. "Affinity has a superb team of employees, and I know they are up to the challenge."

Before founding Adaptive Decision Systems, Mr. Smith was Senior Vice President and Chief Marketing Officer of AVCO Financial Services in Irvine, California. He was previously an executive with The St. Paul Companies in St. Paul, Minnesota, with profit and loss responsibility for commercial multiperil insurance, and also worked as a management consultant advising financial services companies at McKinsey & Company in New York.

A native of Columbia, South Carolina, Mr. Smith holds a B.A. from Davidson College and an M.B.A. from Harvard University.

Affinity is headquartered in Columbia, South Carolina.


Statements in this news release looking forward in time are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties, including general economic conditions, delays and risks associated with the development of new technologies, consumer and industry acceptance of automated delivery channels and regulatory risks, that may cause actual results to differ materially from those projected.

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